CVC - INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
INCOME TAXES
INCOME TAXES
In general, the Company is required to use an estimated annual effective tax rate to measure the income tax expense or benefit recognized in an interim period. The estimated annual effective tax rate is revised on a quarterly basis and therefore may be different from the rate used in a prior interim period. In addition, certain items included in income tax expense as well as the tax impact of certain items included in pretax income from continuing operations must be treated as discrete items. The income tax expense or benefit associated with these discrete items is fully recognized in the interim period in which the items occur.
The Company recorded income tax benefit of $60,703 for the three months ended March 31, 2018, reflecting an effective tax rate of 32%, which has declined compared to previous years primarily as a result of the enactment of the Tax Cuts & Jobs Act in December 2017 which lowered the corporate federal income tax rate from 35% to 21%.
The Company recorded income tax benefit of $45,908 for the three months ended March 31, 2017, reflecting an effective tax rate of 38%. Nondeductible share-based compensation expense resulted in tax expense of $3,140. Absent this item, the effective tax rate for the three months ended March 31, 2017 would have been 40%.
As of March 31, 2018, the Company's federal net operating losses (“NOLs”) were approximately $2,486,000. The utilization of certain pre-merger NOLs of Cablevision and Cequel are limited pursuant to Internal Revenue Code Section 382. The Company does not expect such limitations to impact the ability to utilize the NOLs prior to their expiration.

INCOME TAXES
The Company files a federal consolidated and certain state combined income tax returns with its 80% or more owned subsidiaries.
Income tax benefit attributable to the Company's operations for the years ended December 31, 2017 and 2016 consist of the following components:

	Years Ended December 31,
	2017	2016
Current expense (benefit):
Federal	$5,261	$(981)
State	12,530	5,310
	17,791	4,329
Deferred benefit:
Federal	(2,095,930)	(223,159)
State	(784,224)	(40,830)
	(2,880,154)	(263,989)
Tax benefit relating to uncertain tax positions	11	(6)
Income tax benefit	$(2,862,352)	$(259,666)

The income tax benefit attributable to the Company's operations differs from the amount derived by applying the statutory federal rate to pretax loss principally due to the effect of the following items:

	Years Ended December 31,
	2017	2016
Federal tax benefit at statutory rate	$(478,656)	$(381,901)
State income taxes, net of federal impact	(61,698)	(39,336)
Changes in the valuation allowance	(111)	297
Impact of Federal Tax Reform	(2,332,677)	—
Changes in the state rates used to measure deferred taxes, net of federal impact	(12,896)	153,239
Tax benefit relating to uncertain tax positions	(253)	(120)
Non-deductible share-based compensation related to the carried unit plan	20,101	5,029
Non-deductible Cablevision Acquisition transaction costs	—	4,457
Other non-deductible expenses	3,405	1,551
Other, net	433	(2,882)
Income tax benefit	$(2,862,352)	$(259,666)

Pursuant to the enactment of the Tax Cuts & Jobs Act ("Tax Reform") on December 22, 2017, the Company recorded a noncash deferred tax benefit of $2,332,677 to remeasure the net deferred tax liability to adjust for the reduction in the corporate federal income tax rate 35% to 21% which is effective on January 1, 2018. This adjustment results primarily from a decrease in the deferred tax liabilities with regard to fixed assets and intangibles, partially offset by a decrease in the deferred tax asset for the federal net operating loss carry forward (‘‘NOL’’). The noncash deferred tax benefit is provisional. Revised estimates and additional guidance regarding application of Tax Reform may require adjustments during the allowable measurement period.
Overall, Tax Reform will have a favorable impact on the Company’s income tax profile. Additional first-year depreciation deductions represent a significant timing benefit. Since Tax Reform only limits the deduction for NOLs arising in years beginning after December 31, 2017, the timing of the Company’s deductions with regard to its existing NOLs is largely unaffected. The Company will be subject to Tax Reform’s limitation on interest deductibility which is based on a limit calculated without regard to depreciation or amortization through 2021. The resulting interest deduction that is deferred, and can be carried forward indefinitely, is expected to fully reverse. However, as is the case with any future deductible temporary difference, management will evaluate realizability to determine whether a valuation allowance is required. Management does not expect that a valuation allowance will be required based on its preliminary estimate of the current facts and circumstances. Repeal of the alternative minimum tax will reduce projected tax payments in the short term while also providing for the refund of alternative minimum tax credits.
As described in Note 1, in June, 2016, (i) Cequel was contributed to Altice USA and (ii) Altice USA completed the Cablevision Acquisition. Accordingly, in the second quarter of 2016, Cequel and Cablevision joined the federal consolidated and certain state combined income tax returns of Altice USA. As a result, the applicate tax rate used to measure deferred tax assets and liabilities of Cequel increased, resulting in a noncash deferred income tax charge of $153,660.
The tax effects of temporary differences which give rise to significant portions of deferred tax assets or liabilities and the corresponding valuation allowance are as follows.

	December 31,
	2017	2016
Noncurrent
NOLs and tax credit carry forwards	$785,809	$971,728
Compensation and benefit plans	49,698	93,939
Partnership investments	68,054	113,473
Restructuring liability	33,247	37,393
Other liabilities	40,149	45,561
Liabilities under derivative contracts	21,034	31,529
Interest deferred for tax purposes	128,516	39,633
Other	8,849	6,615
Deferred tax asset	1,135,356	1,339,871
Valuation allowance	(3,000)	(3,125)
Net deferred tax asset, noncurrent	1,132,356	1,336,746
Fixed assets and intangibles	(5,729,274)	(9,065,635)
Investments	(113,628)	(187,795)
Prepaid expenses	(8,105)	(10,172)
Fair value adjustments related to debt and deferred financing costs	(40,215)	(30,535)
Other	(10,420)	(14,109)
Deferred tax liability, noncurrent	(5,901,642)	(9,308,246)
Total net deferred tax liability	$(4,769,286)	$(7,971,500)

On January 1, 2017, the Company adopted ASU No. 2016-09 using the prospective transition method with respect to the presentation of excess tax benefits in the statement of cash flows. In connection with the adoption, a deferred tax asset of $310,771 for previously unrealized excess tax benefits related to share-based payment awards was recognized with the offset recorded to accumulated deficit.
As of December 31, 2017, the Company's federal NOLs were approximately $2,676,000.  The utilization of certain pre-merger NOLs of Cablevision and Cequel are limited pursuant to Internal Revenue Code Section 382. The Company does not expect such limitations to impact the ability to utilize the NOLs prior to their expiration.
As of December 31, 2017, the Company has $48,995 of alternative minimum tax credits which do not expire and $17,806 of research credits, expiring in varying amounts from 2023 through 2035.
Deferred tax assets have resulted primarily from the Company's future deductible temporary differences and NOLs. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax asset will not be realized. In evaluating the need for a valuation allowance, management takes into account various factors, including the expected level of future taxable income, available tax planning strategies and reversals of existing taxable temporary differences. If such estimates and related assumptions change in the future, the Company may be required to record additional valuation allowances against its deferred tax assets, resulting in additional income tax expense in the Company's consolidated statements of operations. Management evaluates the realizability of the deferred tax assets and the need for additional valuation allowances quarterly. Pursuant to the Cablevision Acquisition and Cequel Acquisition, deferred tax liabilities resulting from the book fair value adjustment increased significantly and future taxable income that will result from the reversal of existing taxable temporary differences for which deferred tax liabilities are recognized is sufficient to conclude it is more likely than not that the Company will realize all of its gross deferred tax assets, except those deferred tax assets against which a valuation allowance has been recorded which relate to certain state NOLs.
In the normal course of business, the Company engages in transactions in which the income tax consequences may be uncertain. The Company's income tax returns are filed based on interpretation of tax laws and regulations. Such income tax returns are subject to examination by taxing authorities. For financial statement purposes, the Company only recognizes tax positions that it believes are more likely than not of being sustained. There is considerable judgment involved in determining whether positions taken or expected to be taken on the tax return are more likely than not of being sustained.
A reconciliation of the beginning and ending amount of unrecognized tax benefits associated with uncertain tax positions, excluding associated deferred tax benefits and accrued interest, is as follows:

Balance at January 1, 2016	$4,025
Increases related to prior year tax positions	11
Balance at December 31, 2017	$4,036

As of December 31, 2017, if all uncertain tax positions were sustained at the amounts reported or expected to be reported in the Company's tax returns, the elimination of the Company's unrecognized tax benefits, net of the deferred tax impact, would decrease income tax expense by $5,585.
In the second quarter of 2016, the Company changed its accounting policy on a prospective basis to present interest expense relating to uncertain tax positions as additional interest expense. For the year ended December 31, 2017, $659 of interest expense relating to uncertain tax position was recorded to interest expense.
The most significant jurisdictions in which the Company is required to file income tax returns include the states of New York, New Jersey, Connecticut, the City of New York, Texas and West Virginia. The State of New York is presently auditing income tax returns for years 2009 through 2011. The State of New Jersey is presently auditing income tax returns for years 2013 through 2015.
Management does not believe that the resolution of the ongoing income tax examination described above will have a material adverse impact on the financial position of the Company.  Changes in the liabilities for uncertain tax positions will be recognized in the interim period in which the positions are effectively settled or there is a change in factual circumstances.

Cablevision Systems Corporation And Subsidiaries
INCOME TAXES
INCOME TAXES
Income tax expense attributable to the Company's continuing operations consists of the following components:

	January 1 to June 20, 2016	Year Ended December 31, 2015
Current expense:
Federal	$6,473	$4,844
State	1,917	15,869
	8,390	20,713
Deferred (benefit) expense:
Federal	93,253	97,927
State	22,897	35,469
	116,150	133,396
Tax (benefit) expense relating to uncertain tax positions	308	763
Income tax expense	$124,848	$154,872

Income tax benefit attributable to discontinued operations for the year ended December 31, 2015 of $8,731 is comprised of current and deferred income tax benefit of $111 and $8,620, respectively.

The income tax (benefit) expense attributable to the Company's continuing operations differs from the amount derived by applying the statutory federal rate to pretax income principally due to the effect of the following items:

	January 1 to June 20, 2016	Year Ended December 31, 2015
Federal tax expense at statutory rate	$100,926	$119,931
State income taxes, net of federal impact	14,825	18,874
Changes in the valuation allowance	86	(902)
Changes in the state rates used to measure deferred taxes, net of federal impact	—	(1,006)
Tax expense (benefit) relating to uncertain tax positions	178	574
New York tax reform	—	16,334
Non-deductible officers' compensation	462	846
Non-deductible merger transaction costs	9,392	—
Other non-deductible expenses	1,337	3,099
Research credit	(850)	(2,630)
Adjustment to prior year tax expense	—	(515)
Other, net	(1,508)	267
Income tax expense	$124,848	$154,872

The tax effects of temporary differences which give rise to significant portions of deferred tax assets or liabilities and the corresponding valuation allowance at December 31, 2015 are as follows.

Deferred Tax Asset (Liability)
Current
NOLs and tax credit carry forwards	$76,007
Compensation and benefit plans	80,831
Allowance for doubtful accounts	2,196
Merger transaction costs	7,332
Inventory	7,135
Other	26,216
Deferred tax asset	199,717
Valuation allowance	(2,098)
Net deferred tax asset, current	197,619
Investments	(163,396)
Prepaid expenses	(19,627)
Deferred tax liability, current	(183,023)
Net deferred tax asset, current	$14,596

Noncurrent
NOLs and tax credit carry forwards	36,866
Compensation and benefit plans	97,005
Partnership investments	123,529
Investments	9,798
Other	9,201
Deferred tax asset	276,399
Valuation allowance	(2,816)
Net deferred tax asset, noncurrent	273,583
Fixed assets and intangibles	(978,418)
Deferred tax liability, noncurrent	(978,418)
Net deferred tax liability, noncurrent	(704,835)
Total net deferred tax liability	$(690,239)

The Company used the 'with-and-without' approach to determine the recognition and measurement of excess tax benefits.  Cash flows resulting from excess tax benefits were classified as cash flows from financing activities.  Excess tax benefits are realized tax benefits from tax deductions for options exercised and restricted shares issued in excess of the deferred tax asset attributable to share-based compensation expense for such awards. The Company realized excess tax benefit of $82 and $5,694 for the period January 1, 2016 through June 20, 2016, and for the year ended December 31, 2015, respectively, resulting in an increase to paid-in-capital.
Deferred tax assets have resulted primarily from the Company's future deductible temporary differences and NOLs. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Company's ability to realize its deferred tax assets depends upon the generation of sufficient future taxable income and tax planning strategies to allow for the utilization of its NOLs and deductible temporary differences. If such estimates and related assumptions change in the future, the Company may be required to record additional valuation allowances against its deferred tax assets, resulting in additional income tax expense in the Company's consolidated statements of income. Management evaluates the realizability of the deferred tax assets and the need for additional valuation allowances quarterly. At this time, based on current facts and circumstances, management believes that it is more likely than not that the Company will realize benefit for its gross deferred tax assets, except those deferred tax assets against which a valuation allowance has been recorded which relate to certain state NOLs.
In the normal course of business, the Company engages in transactions in which the income tax consequences may be uncertain. The Company's income tax returns are filed based on interpretation of tax laws and regulations. Such income tax returns are subject to examination by taxing authorities. For financial statement purposes, the Company only recognizes tax positions that it believes are more likely than not of being sustained. There is considerable judgment involved in determining whether positions taken or expected to be taken on the tax return are more likely than not of being sustained.
A reconciliation of the beginning and ending amount of unrecognized tax benefits associated with uncertain tax positions, excluding associated deferred tax benefits and accrued interest, is as follows:

Balance at December 31, 2015	$4,022
Increases related to prior year tax positions	3
Increases related to current year tax positions	6
Balance at June 20, 2016	$4,031

In the second quarter of 2016, the Company changed its accounting policy on a prospective basis to present interest expense relating to uncertain tax positions as additional interest expense. During the period ended June 20, 2016 and December 31, 2015, interest expense of $209 and $314 was included in income tax expense, respectively.
The most significant jurisdictions in which the Company is required to file income tax returns include the states of New York, New Jersey and Connecticut and the City of New York.  The State of New York is presently auditing income tax returns for years 2009 through 2011.
Management does not believe that the resolution of the ongoing income tax examination described above will have a material adverse impact on the financial position of the Company.  Changes in the liabilities for uncertain tax positions will be recognized in the interim period in which the positions are effectively settled or there is a change in factual circumstances.